                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                          HARVARD BIOSCIENCE, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                     [LOGO]

                            HARVARD BIOSCIENCE, INC.
                              84 OCTOBER HILL ROAD
                      HOLLISTON, MASSACHUSETTS 01746-1371

                                                                     May 3, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Annual Meeting") to be held on Thursday, May 24, 2001 at 10:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

    The Annual Meeting has been called for the purpose of (i) electing three Class I Directors for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 24, 2001 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of Harvard Bioscience, Inc. recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of Harvard Bioscience, Inc.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

                                          Sincerely,

                                          /s/ Chane Graziano
                             ---------------------------------------------------

                                          Chane Graziano
                                          CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                            HARVARD BIOSCIENCE, INC.
                              84 OCTOBER HILL ROAD
                      HOLLISTON, MASSACHUSETTS 01746-1371
                                 (508) 893-8999
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 24, 2001
                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Company") will be held on Thursday, May 24, 2001, at 10:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the "Annual Meeting"), for the purpose of considering and voting upon:

    1.  The election of three Class I Directors for three-year terms; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 24, 2001 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors,

                                          /s/ Chane Graziano
                             ---------------------------------------------------

                                          Chane Graziano
                                          SECRETARY AND CHIEF EXECUTIVE OFFICER

Holliston, Massachusetts
May 3, 2001

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

                            HARVARD BIOSCIENCE, INC.
                              84 OCTOBER HILL ROAD
                      HOLLISTON, MASSACHUSETTS 01746-1371
                                 (508) 893-8999
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

      ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 24, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Bioscience, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 24, 2001 at 10:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

    1. The election of three Class I Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2004 and until such Directors' successors are duly elected and qualified; and

    2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 3, 2001, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 24, 2001 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 25,721,073 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 25 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

    The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the three persons receiving the highest number of "FOR" votes will be elected as directors. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if it does not receive voting instructions from the beneficial owner.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS TO THE CONTRARY ARE NOT GIVEN THEREIN, PROPERLY EXECUTED

PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report on Form 10-K of the Company, including consolidated financial statements for the fiscal year ended December 31, 2000 is being mailed to stockholders concurrently with this proxy statement. The Annual Report, however, is not part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

    At the Annual Meeting, three Class I directors will be elected to serve until the 2004 annual meeting of stockholders and until their successors are duly elected and qualified.

    The Board of Directors has nominated Christopher W. Dick, Robert A. Dishman and Richard C. Klaffky, Jr. for re-election as the Class I directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Messrs. Dick, Dishman and Klaffky. The nominees have agreed to stand for re-election and, if elected, to serve as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED

    The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each nominee as a Director of the Company.

    THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, CHRISTOPHER W. DICK, ROBERT
A. DISHMAN AND RICHARD C. KLAFFKY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

                        INFORMATION REGARDING DIRECTORS

    Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for re-election at the Annual Meeting, based on information furnished to the Company by each Director. The following information is current as of March 31, 2001:

                     DIRECTORS OF HARVARD BIOSCIENCE, INC.

NAME                                                          AGE      DIRECTOR SINCE
----                                                        --------   --------------
CLASS I DIRECTORS--TERM EXPIRES 2001
Christopher W. Dick*(1)...................................     46           1996
Robert Dishman*...........................................     56           2000
Richard C. Klaffky, Jr.*(1)(2)............................     54           1996

CLASS II DIRECTORS--TERM EXPIRES 2002
David Green...............................................     36           1996
John F. Kennedy(1)(2).....................................     52           2000

CLASS III DIRECTORS--TERM EXPIRES 2003
Chane Graziano............................................     62           1996
Earl R. Lewis(2)..........................................     57           2000

------------------------

*   Nominees for reelection.

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

NOMINEES FOR ELECTION AS CLASS I DIRECTORS--TERM EXPIRING 2004

    CHRISTOPHER W. DICK has served as a Director of the Company since
March 1996. Mr. Dick has served as Managing Director of Ascent Venture Management, Inc., a private equity firm, since March 1999. Mr. Dick has served as a Managing Member or General Partner of Ascent Venture Partners, L.P. fund and Ascent Venture Partners II, L.P. fund since 1999. Prior to joining Ascent Venture Management, Inc., Mr. Dick served as General Partner of Pioneer Capital Corporation, a private equity management firm, from 1991 until March 1999.
Mr. Dick is a graduate of Cornell University and holds a M.B.A. degree from Babson College.

    ROBERT DISHMAN has served as a Director of the Company since October 2000. Mr. Dishman currently serves as a consultant to Dyax Corp. (formerly
Biotage, Inc.), a commercial physical and biological research company. From 1994 to 2000, Mr. Dishman served in various positions with Dyax Corp., including Executive Vice President and as a Director. Mr. Dishman holds a Ph.D. in Analytical Chemistry from the University of Massachusetts-Amherst.

    RICHARD C. KLAFFKY, JR.  has served as a Director of the Company since
March 1996. Since 1987, Mr. Klaffky has served as President of FINEC Corp., the corporate general partner of two private equity partnerships, First New England Capital L.P. and First New England Capital 2 L.P., based in Hartford, Connecticut. Mr. Klaffky also serves as a director of Centrum Industries, a manufacturing company in the metal forming, material handling and motor production industries. Mr. Klaffky is a graduate of Brown University and holds a M.B.A. degree from Columbia University.

INCUMBENT CLASS II DIRECTORS--TERM EXPIRES 2002

    DAVID GREEN has served as the Company's President and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from
June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green graduated from Oxford University with a B.A. Honors degree in physics and holds a M.B.A. degree with distinction from Harvard Business School.

    JOHN F. KENNEDY has served as a director of the Company since October 2000. Mr. Kennedy has served as the Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer of RSA Security Inc., an e-business security company, since August 1999. Prior to joining RSA Security, Mr. Kennedy was Chief Financial Officer of decalog, NV, a developer of enterprise investment management software, from 1998 to 1999. From 1993 to 1998, Mr. Kennedy served as Vice President of Finance, Chief Financial Officer and Treasurer of Natural MicroSystems Corporation, a telecommunications company. Mr. Kennedy holds a M.S.B.A. in Accounting from the University of Massachusetts-Amherst.

INCUMBENT CLASS III DIRECTORS--TERM EXPIRES 2003

    CHANE GRAZIANO has served as the Company's Chief Executive Officer and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Graziano served as the President of Analytical Technology Inc., an analytical electrochemistry instruments company, from 1993 to 1996 and as the President and Chief Executive Officer of its predecessor, Analytical Technology Inc.-Orion, an electrochemistry instruments and laboratory products company, from 1990 until 1993. Mr. Graziano served as the President of Waters Corporation, an analytical instrument manufacturer, from 1985 until 1989. Mr. Graziano has over 36 years experience in the laboratory products and analytical instruments industry.

    EARL R. LEWIS has served as a director of the Company since October 2000. Mr. Lewis has served in various capacities with Thermo Instrument Systems (now merged into Thermo Electron Corporation) since 1986 and was subsequently named President in 1997 and Chief Executive Officer in 1998. ThermoElectron Corporation develops, manufactures and markets measuring and controlling devices. Mr. Lewis is Chairman of Thermo BioAnalysis Corporation, Thermo Vision Corporation, Thermo Optek Corporation, ThermoQuest Corporation, each of which is a developer of laboratory analytical instruments, and ONIX Systems, Inc., a developer of measuring and controlling devices. Mr. Lewis is a director of SpectRx, Inc., an electromedical and electrotherapeutic company, Metrika Systems Corporation, a developer of industrial instruments for measurement, display and control, and ThermoSpectra Corporation, a developer of instruments for measuring and testing of electricity and electric signals.

        INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors of the Company held 4 meetings during the year ended December 31, 2000. During the year ended December 31, 2000, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member. The Board has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee").

REPORT OF THE AUDIT COMMITTEE

    The Board of Directors has established an Audit Committee, whose members during 2000 were John F. Kennedy (Chairman), Richard C. Klaffky, Jr. and Earl R. Lewis. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the Nasdaq Stock Market.

    The Audit Committee, among other things, makes recommendations concerning the engagement of an independent auditor, reviews the plans and results of the audit engagement with the independent auditor, approves professional services provided by the independent auditor, reviews the independence of the independent auditor, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal financial reporting controls and performs such other oversight functions as may be requested from time to time by the Board of Directors. The Audit Committee did not meet during 2000. The Audit Committee met three times during the three months ended March 31, 2001.

    During the three months ended March 31, 2001, the Audit Committee:

    - reviewed and discussed the audited financial statements with the Company's management;

    - discussed with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"); and

    - discussed with the Company's independent auditor its independence and received from the independent auditor disclosures regarding its independence.

    The Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, based on its review and the discussions described above.

    The Audit Committee recommended to the Board of Directors that the written Audit Committee charter be adopted. The Board of Directors approved such written Audit Committee charter. The Audit Committee charter is included as Exhibit A to this proxy statement.

    During the year ended December 31, 2000, the Company paid the following fees to KPMG LLP, the Company's principal accountant:


                       FEES PAID TO INDEPENDENT AUDITOR
Audit Fees                                               $ 91,800
Financial Information Systems Design
  and Implementation Fees                                $      0
All Other Fees                                           $630,379

    The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor's independence.

    The Audit Committee has selected KPMG LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2001.
Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Submitted by the Audit Committee:

John F. Kennedy, Chairman
Richard C. Klaffky, Jr.
Earl R. Lewis

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan (the "2000 Stock Plan") and takes other such action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of bonus pay, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside Directors. The composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time. The compensation committee of the Company's predecessor, Harvard Apparatus, Inc., held approximately 4 meetings during the year ended December 31, 2000. The Compensation Committee of Harvard Bioscience, Inc. did not meet following the Company's initial public offering in December 2000.

    COMPENSATION PHILOSOPHY. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock and option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of public companies of similar size as well as the Company's performance as measured against its own financial objectives, and the longer term creation of shareholder value.

    BASE SALARY AND BONUS. Base compensation is set to be competitive with the peer group of the regional economy for public companies of similar size, taking into account historical levels and the level of responsibility, breadth of knowledge and the past performance of the executive. The relative importance of these factors varies, depending on the particular individual being reviewed. The Compensation Committee establishes the base salary of the Chief Executive Officer and reviews his recommendation with respect to the other senior executives. The cash bonus portion of each executive's compensation is determined based upon the achievement of certain individual and Company goals and other strategic accomplishments during the fiscal year. For the year ended December 31, 2000, the Company's financial objectives were based on the achievement of an established operating profit goal.

    STOCK OPTIONS. The Compensation Committee believes that the equity ownership position of the Chief Executive Officer and the other members of the senior executives is a significant factor in aligning the long term interests of management and the stockholders. To ensure that high levels of performance occur over the long term, stock options granted to executives generally vest over a four-year period and expire ten years from the date of grant. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in the determination of base salary and bonuses. The Compensation Committee may also grant stock options for executive retention purposes.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Company's financial performance is a crucial determinant in the Chief Executive Officer's overall compensation package. The Compensation Committee also considered the completion of several important acquisitions and the Company's successful initial public offering when determining Mr. Graziano's compensation for the year ended December 31, 2000. Finally, the Compensation Committee reviewed information regarding the compensation paid to the Chief Executive Officer of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Graziano's base salary for the year ended December 31, 2000 was set at $236,231. Mr. Graziano received a bonus for the year ended December 31, 2000 of $250,000. Mr. Graziano was granted options to purchase 281,971 shares of Common Stock in the year ended December 31, 2000.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Internal Revenue Code of 1986, as amended (the "Code"), limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). The Compensation Committee does not expect cash compensation for the year ending December 31, 2001 to the Chief Executive Officer or any other executive officer to be in excess of $1 million. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

Submitted by the Compensation Committee

Christopher W. Dick
John F. Kennedy
Richard C. Klaffky, Jr.

DIRECTOR COMPENSATION

    Non-employee Directors are reimbursed for their expenses incurred in connection with attending Board of Directors and committee meetings but do not receive cash compensation for their services as Directors. Directors are also eligible to participate in the 2000 Stock Plan. The 2000 Stock Plan provides that each non-employee Director, other than Messrs. Dick and Klaffky, will receive a one-time option grant of 10,000 shares vesting annually over three years upon initial election to the Board of Directors and an annual option grant of 2,500 shares vesting annually over three years following each annual meeting of stockholders.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the fiscal years ended December 31, 1999 and 2000 to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 2000 (the "Named Executive Officers").

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the fiscal years ended December 31, 1999 and 2000.

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                            ------------
                                                                             NUMBER OF
                                                                             SECURITIES
                                                      ANNUAL COMPENSATION    UNDERLYING
                                                      -------------------     OPTIONS       ALL OTHER
NAME AND POSITION                            YEAR      SALARY     BONUS       GRANTED      COMPENSATION
-----------------                          --------   --------   --------   ------------   ------------
Chane Graziano...........................    2000     $236,231   $250,000      281,971        $21,746(1)
  Chief Executive Officer                    1999      219,000    232,000      458,257         19,592(2)

David Green..............................    2000      190,385    250,000      281,971         14,343(3)
  President                                  1999      175,000    186,000      458,257         15,507(4)

James L. Warren..........................    2000(5)    86,538     17,000       98,550          1,731(6)
  Chief Financial Officer

Mark A. Norige...........................    2000      120,000     29,040       98,550          5,885(6)
  Chief Operating Officer                    1999      108,000     35,000           --          5,447(6)

Susan M. Lucsinski.......................    2000      105,000     52,500       98,550          5,149(6)
  Vice President of Finance and              1999       95,000     47,500           --          4,832(6)
  Administration

------------------------

(1) Includes $8,702 in automobile lease payments, $8,329 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(2) Includes $7,357 in automobile lease payments, $7,520 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(3) Includes $5,842 in automobile lease payments, $7,846 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(4) Includes $7,687 in automobile lease payments, $7,165 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(5) Mr. Warren joined the Company in July 2000.

(6) Represents contributions by the Company to the executive officers' 401(k) accounts.

    OPTION GRANTS. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers who received such grants during the fiscal year ended December 31, 2000.

                       OPTION GRANTS IN FISCAL YEAR 2000

                                                   INDIVIDUAL GRANTS
                          -------------------------------------------------------------------   POTENTIAL REALIZABLE
                                       NUMBER OF    PERCENT OF TOTAL                              VALUE AT ASSUMED
                                       SECURITIES       OPTIONS                                    ANNUAL RATE OF
                                       UNDERLYING      GRANTED TO      EXERCISE                      STOCK PRICE
                           DATE OF      OPTIONS       EMPLOYEES IN       PRICE     EXPIRATION       APPRECIATION
NAME                        GRANT      GRANTED(1)    FISCAL YEAR(2)    PER SHARE      DATE       FOR OPTION TERM(3)
----                      ----------   ----------   ----------------   ---------   ----------   ---------------------
                                                                                                   5%          10%
                                                                                                ---------   ---------
Chane Graziano..........  08/31/2000    281,971           24.1%         $1.0461    01/01/2010   $185,504    $470,104
David Green.............  08/31/2000    281,971           24.1%          1.0461    01/01/2010    185,504     470,104
James L. Warren.........  07/10/2000     98,550            8.4%          1.0461    07/10/2010     64,835     164,303
Mark A. Norige..........  01/01/2000     98,550            8.4%          1.0461    01/01/2010     64,835     164,303
Susan M. Luscinski......  01/01/2000     98,550            8.4%          1.0461    01/01/2010     64,835     164,303

------------------------

(1) The options set forth on this table become exercisable as to 25% of the total on the first anniversary of the grant date (with the exception of the options granted to Messrs. Graziano and Green, which become exercisable as to 25% of the total on January 1, 2001) and vest in equal annual installments thereafter. All options are subject to the employee's continued employment.

(2) Based on an aggregate of 1,170,450 options granted to employees and non-employee directors in fiscal 2000.

(3) The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates compounded annually as established in the regulations of the Securities and Exchange Commission.

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the number and value of options exercised by the Named Executive Officers during the fiscal year ended December 31, 2000 and the number and value of exercisable and unexercisable options to purchase Common Stock held by the Named Executive Officers who held such options as of December 31, 2000. There was no public trading market for the Company's Common Stock before December 7, 2000. Accordingly, the value realized on exercise of options has been calculated on the basis of the estimated fair value of the Company's Common Stock at March 15, 2000 and September 29, 2000 of $3.67 per share and $12.00 per share, respectively.

                 AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000
                           AND YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                         OPTIONS AT FISCAL YEAR-         AT FISCAL YEAR-END
                                ACQUIRED           VALUE                  END               ---------------------------
NAME                           ON EXERCISE       REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------      -----------   -----------   -------------   -----------   -------------
Chane Graziano...............   1,636,008(1)    $15,126,345           --            --            --               --
David Green..................   1,636,008(1)     15,126,345           --            --            --               --
James L. Warren..............          --                --           --        98,550            --       $  870,088
Mark A. Norige...............      83,964(2)        306,912           --       126,558            --        1,146,255
Susan M. Luscinski...........     111,972(3)        410,880           --        98,550            --          870,088

------------------------

(1) Includes 1,188,118 shares acquired in connection with 9/29/2000 exercise of options granted on 3/15/1996, 3/2/1999 and 8/31/2000 and 447,890 shares acquired in connection with 3/15/2000 exercise of options granted on 3/15/1996.

(2) Includes 83,964 shares acquired in connection with 3/15/2000 exercise of options granted on 1/1/1997.

(3) Includes 111,972 shares acquired in connection with 3/15/2000 exercise of options granted on 3/15/1996.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company has entered into employment agreements with each of Messrs. Graziano, Green and Warren. Each agreement is for a period of two years, other than Mr. Warren's agreement which is for one year. Messrs. Graziano and Green's agreements automatically extend for two additional years on the second anniversary date and Mr. Warren's agreement automatically extends for one additional year on the anniversary date unless either party has given notice that it does not wish to extend the agreement. Each agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. Under their respective employment agreements, the annual salary for Mr. Graziano is $275,000, the annual salary for Mr. Green is $225,000 and the annual salary for Mr. Warren is $185,000. The agreements require our executive officers to refrain from competing with the Company and from soliciting Company employees for a period of 12 months following termination for any reason. Each agreement also provides for certain payments and benefits for an executive officer should his or her employment with the Company be terminated because of death or disability, by the executive for good reason or by the Company without cause, as further defined in the agreements. In general, in the case of a termination by the executive officer for good reason, or by the Company without cause, the executive officer will receive up to two years' salary and bonus in the cases of Messrs. Graziano and Green and one years' salary and bonus in the case of Mr. Warren, an extension of benefits for one year and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the next twenty-four months. Upon a change of control, as defined in the agreements, the executive officer is eligible for payment of up to three years' salary and bonus in the cases of Messrs. Graziano and Green and one-and-a-half years' salary and bonus in the case of Mr. Warren, an extension of benefits for one year and an acceleration of vesting for all outstanding stock options and restricted stock.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    The following graph provides a comparison of the cumulative total stockholder return for the period commencing on December 7, 2000 and ending on December 31, 2000 among the Company, the Russell 2000 Index, the Nasdaq Pharmaceutical Index and the J.P. Morgan H&Q Healthcare Index. The calculation of total cumulative return assumes an initial investment of $100 in the Company's Common Stock and the Russell 2000 Index, the Nasdaq Pharmaceutical Index and the J.P. Morgan H&Q Healthcare Index on December 7, 2000, the date of the Company's initial public offering, and the reinvestment of all dividends.

                 COMPARISON OF 1 MONTH CUMULATIVE TOTAL RETURN*
            AMONG HARVARD BIOSCIENCE, INC., THE RUSSELL 2000 INDEX,
                        THE NASDAQ PHARMACEUTICAL INDEX
                    AND THE JP MORGAN H & Q HEALTHCARE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                          12/7/00  12/31/00
HARVARD BIOSCIENCE, INC.      100     94.05
RUSSELL 2000                  100       105
NASDAQ PHARMACEUTICAL         100    100.11
JP MORGAN H&Q HEALTHCARE      100    104.12

*   $100 INVESTED ON 12/7/00 IN STOCK OR INDEX--
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Dick, Kennedy and Klaffky are the members of the Compensation Committee. Neither Mr. Dick, Mr. Kennedy nor Mr. Klaffky is an executive officer or employee of the Company or any of its subsidiaries or has received any compensation from the Company within the last three years other than in his capacity as a Director.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2001 by:

    - all persons known by the Company to own beneficially 5% or more of the Common Stock,

    - each of the Company's Directors,

    - the Named Executive Officers, and

    - all of the Directors and executive officers of the Company as a group.

    The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2001 through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, the address of all listed stockholders is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

                                                COMMON STOCK BENEFICIALLY OWNED
                                                -------------------------------
     NAME AND ADDRESS OF BENEFICIAL OWNER           SHARES         PERCENT(1)
----------------------------------------------  --------------   --------------
Christopher W. Dick(2)........................     6,464,641          25.1%
255 State Street
Boston, MA 02109
Chane Graziano(3).............................     5,089,885          19.8%
Ascent Venture Partners II, L.P.(4)...........     3,927,387          15.3%
255 State Street
Boston, MA 02109
David Green...................................     3,306,936          12.9%
Ascent Venture Partners, L.P.(5)..............     2,537,254           9.8%
255 State Street
Boston, MA 02109
First New England Capital, L.P.(6)............     1,963,693           7.6%
100 Pearl Street
Hartford, CT 06103
Richard C. Klaffky(7).........................     1,963,693           7.6%
100 Pearl Street
Hartford, CT 06103
Susan M. Luscinski(8).........................       136,610             *
Mark A. Norige(9).............................       136,610             *
James L. Warren...............................            --             *
Robert Dishman................................            --             *
John F. Kennedy...............................            --             *
Earl R. Lewis.................................            --             *
All executive officers and directors, as a
  group (10 persons)(10)......................    17,098,375          66.3%

------------------------

*   Represents less than 1% of all of the outstanding shares of common stock.

(1) Based on 25,721,073 shares outstanding on March 31, 2001.

(2) Consists solely of the shares described in notes (4) and (5) below, of which Mr. Dick may be considered the beneficial owner. Mr. Dick disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(3) Includes 1,291,004 shares held by two trusts for the benefit of Mr. Graziano's children, of which Mr. Graziano is a trustee.

(4) Ascent Management SBIC Corp. is the general partner of Ascent Venture Management II, L.P., which is the general partner of Ascent Venture Partners II, L.P., which exercises sole voting and investment power with respect to all of the shares held of record by Ascent Venture Partners II, L.P.
    Mr. Dick, a member of our board of directors, is the Managing Director of Ascent Management SBIC Corp. Mr. Dick disclaims any beneficial ownership of the shares held by Ascent Venture Partners II, L.P., except to the extent of his pecuniary interest therein.

(5) Ascent Venture Management, Inc. is the general partner of Ascent Venture Partners, L.P., which exercises sole voting and investment power with respect to all of the shares held of record by Ascent Venture Partners, L.P. Mr. Dick, a member of our board of directors, is the Managing Director of Ascent Venture Management, Inc. Mr. Dick disclaims any beneficial ownership of the shares held by Ascent Venture Partners, L.P., except to the extent of his pecuniary interest therein.

(6) FINEC Corp. is the general partner of First New England Capital, L.P., which exercises sole voting and investment power with respect to all of the shares held of record by First New England Capital, L.P. Mr. Klaffky, a member of our board of directors, is the President of FINEC Corp. Mr. Klaffky disclaims any beneficial ownership of the shares held by First New England Capital, L.P., except to the extent of his pecuniary interest therein.

(7) Consists solely of the shares described in note (6) above, of which Mr. Klaffky may be considered the beneficial owner. Mr. Klaffky disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(8) Includes 24,638 options that may be acquired within 60 days of March 31, 2001.

(9) Includes 52,646 options that may be acquired within 60 days of March 31, 2001.

(10) Includes 77,284 options that may be acquired within 60 days of March 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK REDEMPTIONS AND LOAN REPAYMENTS WITH STOCKHOLDERS

    In March 1996, the Company's business was acquired by a group that was led by the current management team of Chane Graziano, the Company's Chief Executive Officer, and David Green, the Company's President, and that also included Paul Grindle, a former member of the Board of Directors, Ascent Venture Partners, L.P. (formerly known as Pioneer Venture Limited Partnership), Ascent Venture Partners II, L.P. (formerly known as Pioneer Venture Limited Partnership
II) and First New England Capital, L.P. (the "Investors"). In connection with this acquisition, the Company issued redeemable preferred stock for an aggregate purchase price of $1.5 million and subordinated debentures with an aggregate principal amount of $1.0 million to the Investors. The redeemable preferred stock paid cumulative dividends at the rate of $0.26 per share quarterly in arrears and the subordinated debenture base interest at an annual rate of 13% payable quarterly in arrears. The terms of the redeemable preferred stock and the subordinated debentures required the Company to redeem or repay these instruments upon the completion of the Company's initial public offering of common stock, which occurred in December 2000. A portion of the proceeds of that offering were used to retire the redeemable preferred stock and the subordinated debentures. The redemption of the preferred stock and the retirement of the subordinated debentures resulted in payments of $167,000 to Mr. Graziano, the Company's Chief Executive Officer and a member of the Board of Directors, $500,000 to Ascent Venture Partners, L.P., $1.0 million to Ascent Venture Partners II, L.P. and $500,000 to First New England Capital, L.P. Christopher W. Dick, a member of the Board of Directors, is a Managing Director of Ascent Venture Management, Inc., the general partner of Ascent Venture Partners, L.P., and Ascent Management SBIC Corp., the general partner of Ascent Venture Partners II, L.P., and Richard C. Klaffky, Jr., a member of the Board of Directors, is the President of FINEC Corp., the general partner of First New England Capital, L.P.

LOANS TO OFFICERS IN CONNECTION WITH OPTION EXERCISES

    In September 2000, Mr. Graziano, the Company's Chief Executive Officer, and Mr. Green, the Company's President, each exercised options to purchase 740,228 shares of the Company's common stock. Each of these officers paid substantially all of the exercise price for these shares by issuing promissory notes to the Company. The aggregate loans to Mr. Graziano are $789,000 and to Mr. Green are $789,000 pursuant to these promissory notes. Each of these promissory notes is due in September 2003 and bears interest at an annual rate of 10%. These promissory notes are secured by a pledge of all of the shares for which the exercise price was paid with the respective promissory notes as well as additional shares held by each of these officers.

CONSULTING RELATIONSHIP WITH FORMER DIRECTOR

    Mr. Grindle, a member of the Company's Board of Directors until October 2000, was retained by the Company as a consultant to provide general marketing and other advice to the Company's senior management team and to review all of the revisions to the Company's catalog from March 1996 to September 2000 when the consulting agreement was terminated. In connection with this consulting agreement, Mr. Grindle received consulting fees of $294,583 for the nine months ended September 30, 2000 and $258,437, $262,040 and $268,030 for the years ended December 31, 1999, 1998 and 1997, respectively. Mr. Grindle is no longer affiliated with the Company.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of the Company's outstanding shares of common stock (collectively, the "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock
Market, Inc. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.

    Based solely on its review of the copies of such forms received by the Company, the Company believes that during the fiscal year ended December 31, 2000, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

                                  MARKET VALUE

    On December 31, 2000, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $9.875.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

        SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Company on or before February 23, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

    The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not less than 90 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of
(i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

    THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ANY EXHIBITS OF ITS ANNUAL REPORT ON FORM 10-K TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD BIOSCIENCE, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746.

                                                                      Exhibit A

                            HARVARD BIOSCIENCE, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

I.       GENERAL STATEMENT OF PURPOSE

         The Audit Committee of the Board of Directors (the "Audit Committee") of Harvard Bioscience, Inc. (the "Company") oversees on behalf of the Company's Board of Directors (the "Board") management's and the independent auditor's participation in the Company's financial reporting process. The primary objective of the Audit Committee in exercising its oversight function is to promote and preserve the integrity of the Company's financial statements and the independence of the Company's independent auditor.

II.      AUDIT COMMITTEE COMPOSITION

         The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rules 4310 and 4460 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.     MEETINGS

         The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV.      AUDIT COMMITTEE ACTIVITIES

         The principal activities of the Audit Committee will generally include the following:

         A.       REVIEW OF CHARTER

         o Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

         B.       AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

         o Review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

         o Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

                  (i) the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

                  (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements; and

                  (iii) major changes in and other questions regarding accounting and auditing principles and procedures.

         o Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

         o Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information.

         o Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

         o Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

         o Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

         C.       UNAUDITED QUARTERLY FINANCIAL STATEMENTS

         o Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71 ("SAS 71").

         D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

         o Recommend to the Board the appointment of the independent auditor.

         o Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

         o Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgement of the Audit Committee, recommend that the Board replace the independent auditor.

         o Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

         o Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such discussion take or recommend that the Board take appropriate action to oversee the independence of the independent auditor.

         E.       GENERAL

         o The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

         o Perform such other oversight functions as may be requested by the Board.

         o In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals consulted with by the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

         o Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

[ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 22, 2001.]

                                REVOCABLE PROXY
                            HARVARD BIOSCIENCE, INC.

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                      SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Harvard Bioscience, Inc. (the "Company") hereby constitutes and appoints Chane Graziano, David Green and James Warren, and each of them acting singly and each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of the common stock of the Company held by the undersigned at the close of business on April 24, 2001, at the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, May 24, 2001 at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting").


PROPOSAL 1                                                        WITH- FOR ALL
                                                            FOR   HOLD  EXCEPT
1. To elect as Class I Directors (term                      | |    | |    | |
   expiring at 2004 Annual Meeting):

   CHRISTOPHER W. DICK, ROBERT A. DISHMAN AND
   RICHARD C. KLAFFKY, JR.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

________________________________________________________________________________

     WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS OR OTHER FIDUCIARIES SHOULD GIVE FULL TITLE AS SUCH. IF SIGNING FOR A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER.


                                        ----------------------------------------
Please be sure to sign and              Date
date this Proxy in the box below.
--------------------------------------------------------------------------------


      Stockholder sign above                       Co-holder (if any) sign above
------                      -----------------------


--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            HARVARD BIOSCIENCE, INC.
--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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